                                                                  Exhibit 99.1

          UNITED INDUSTRIES CORPORATION ANNOUNCES RECORD ANNUAL RESULTS


ST. LOUIS, FEBRUARY 12, 2003 - United Industries Corporation (United), the leading manufacturer and marketer of value-oriented products for the consumer lawn and garden care and insect control markets in the United States, today announced record sales for the fourth quarter and the year ended December 31, 2002.

United's actual results were as follows: For the three months ended December 31, 2002, sales before promotion expense increased 105% to $49.9 million from $24.4 million for the three months ended December 31, 2001. For the three months ended December 31, 2002, net sales increased 108% to $47.8 million from $23.0 million for the three months ended December 31, 2001. Due to the seasonal nature of the lawn and garden business, United historically reports losses in the fourth quarter of each year. For the three months ended December 31, 2002, net loss decreased 13% to $11.7 million from $13.5 million for the three months ended December 31, 2001. Fourth quarter 2002 EBITDA loss increased to $7.1 million from $1.9 million for the fourth quarter of 2001. For the year ended December 31, 2002, sales before promotion expense increased 75% to $521.3 million from $297.8 million for the year ended December 31, 2001. For the year ended December 31, 2002, net sales increased 76% to $480.0 million from $273.3 million for the year ended December 31, 2001. For the year ended December 31, 2002, net income increased to $25.3 million from $6.7 million for the year ended December 31, 2001. Annual 2002 EBITDA increased 25% to $72.9 million from $58.2 million for the year ended December 31, 2001.

United's pro forma results, reflecting the May 2002 merger with Schultz Company and the December 2002 acquisition of WPC Brands, Inc., were as follows: For the three months ended December 31, 2002, sales before promotion expense increased 32% to $51.2 million from $38.9 million for the three months ended December 31, 2001. For the three months ended December 31, 2002, net sales increased 32% to $49.1 million from $37.2 million for the three months ended December 31, 2001. For the three months ended December 31, 2002, net loss decreased 18% to $12.1 million from $14.7 million for the three months ended December 31, 2001. Fourth quarter 2002 EBITDA loss increased to $7.3 million from $2.0 million for the fourth quarter of 2001. For the year ended December 31, 2002, sales before promotion expense increased 44% to $598.9 million from $414.8 million for the year ended December 31, 2001. For the year ended December 31, 2002, net sales increased 43% to $556.5 million from $388.3 million for the year ended December 31, 2001. For the year ended December 31, 2002, net income increased to $29.6 million from $6.8 million for the year ended December 31, 2001. Annual 2002 EBITDA increased 25% to $83.3 million from $66.9 million for the year ended December 31, 2001.

Bob Caulk, United's Chairman and CEO, stated, "The fourth quarter of 2002 capped off our most successful year ever. We are very proud of the broad range of success we have experienced during 2002. The launch of Spectracide(R) Triazicide(TM) propelled the Spectracide brand to the number one unit brand position in the lawn and garden controls category at home centers. We successfully integrated the new lawn fertilizer brands into our brand portfolio and improved our operating flexibility with the addition of two fertilizer production facilities. The merger with Schultz continues to produce positive results and the acquisition of WPC Brands has increased our insect repellent share to nearly 37% in this growth category. To further support growth, we established dedicated customer-focused cross-functional teams, each led by a senior-level general manager. These teams are positioned to respond quickly and proactively to the needs of our customers and we are pleased with the feedback we have received to date. We also realigned our retail sales force to deliver an even higher degree of customer service by providing more in-season store service."


                                       ###

ABOUT UNITED

United is the leading manufacturer and marketer of value-oriented products for the consumer lawn and garden care and insect control markets in the United States and offers one of the broadest lines in the industry under a variety of brand names. The company's household brands include Hot Shot(R) and Cutter(R). The company's lawn and garden brands include Spectracide(R), Spectracide Triazicide(TM), Spectracide Terminate(R), Garden Safe(TM), Real-Kill(R) and No-Pest(R) in the controls category as well as Sta-Green(R), Vigoro(R), Schultz(R), Peters(R), Bandini(R) and Best(R) brands in the lawn and garden fertilizer and organic growing media categories.

Detailed financial information is included in the attached addendum. The unaudited pro forma consolidated results of operations are presented to illustrate the potential operating results that might possibly have been achieved had the transactions included therein been completed as of January 1, 2001 but do not purport to be indicative of the operating results that would definitely have been achieved had the transactions been completed as of such date or which may be obtained in the future.

More information about United can be found at www.spectrumbrands.com.


CERTAIN STATEMENTS IN THIS PRESS RELEASE REGARDING OUR BUSINESS, WITH THE EXCEPTION OF HISTORICAL FACTS, MAY BE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933 AND SECTION 21G OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, WHICH INVOLVE RISKS AND UNCERTAINTIES. THESE FORWARD-LOOKING STATEMENTS ARE BASED ON CURRENT EXPECTATIONS OF UNITED (THE COMPANY). ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THESE STATEMENTS AS A RESULT OF CHANGES IN EXTERNAL COMPETITIVE MARKET FACTORS, UNANTICIPATED CHANGES IN THE FINANCIAL PERFORMANCE OF THE COMPANY OR ITS CUSTOMERS, THE COMPANY'S INDUSTRY OR THE ECONOMY IN GENERAL, AS WELL AS VARIOUS OTHER FACTORS DESCRIBED IN THE COMPANY'S FILINGS WITH THE SECURITIES EXCHANGE COMMISSION, INCLUDING PUBLIC PERCEPTION REGARDING THE SAFETY OF OUR PRODUCTS AND WEATHER CONDITIONS. THE COMPANY DOES NOT UNDERTAKE ANY OBLIGATION TO UPDATE OR REVISE FORWARD-LOOKING STATEMENTS MADE BY OR ON ITS BEHALF, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

(Bloomberg Symbol: 14496Z)

CONTACT: Daniel J. Johnston
         United Industries Corporation
         (314) 427-0780

                 UNITED INDUSTRIES CORPORATION AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                             (DOLLARS IN THOUSANDS)
                                   (UNAUDITED)



                                                   THREE MONTHS ENDED DECEMBER 31,      YEAR ENDED DECEMBER 31,
                                                   -------------------------------    ----------------------------
                                                          2002         2001                2002        2001
                                                        --------     --------            --------     --------
Sales before promotion expense                          $ 49,894     $ 24,371            $521,286     $297,776
Promotion expense                                          2,108        1,386              41,296       24,432
                                                        --------     --------            --------     --------
Net sales                                                 47,786       22,985             479,990      273,344
                                                        --------     --------            --------     --------
Operating costs and expenses:
      Cost of goods sold                                  30,961       13,560             305,644      148,371
      Selling, general and administrative expenses        26,019       15,534             113,162       74,689
      Facilities and organizational rationalization           -         5,550                  -         5,550
                                                        --------     --------            --------     --------
      Total operating costs and expenses                  56,980       34,644             418,806      228,610
                                                        --------     --------            --------     --------
Operating income (loss)                                   (9,194)     (11,659)             61,184       44,734
Interest expense, net                                      7,819        8,033              32,410       35,841
                                                        --------     --------            --------     --------
Income (loss) before income tax expense (benefit)        (17,013)     (19,692)             28,774        8,893
Income tax expense (benefit)                              (5,350)      (6,208)              3,438        2,167
                                                        --------     --------            --------     --------
Net income (loss)                                       $(11,663)    $(13,484)           $ 25,336     $  6,726
                                                        ========     ========            ========     ========


                 UNITED INDUSTRIES CORPORATION AND SUBSIDIARIES
                        OTHER CONSOLIDATED FINANCIAL DATA
                             (DOLLARS IN THOUSANDS)
                                   (UNAUDITED)




                                                   THREE MONTHS ENDED DECEMBER 31,      YEAR ENDED DECEMBER 31,
                                                   -------------------------------    ----------------------------
                                                          2002         2001                2002        2001
                                                        --------     --------            --------     --------
EBITDA:

Net income (loss)                                       $(11,663)    $(13,484)            $25,336      $ 6,726

Addback:
  Interest expense, net                                    7,819        8,033              32,410       35,841
  Income tax expense (benefit)                            (5,350)      (6,208)              3,438        2,167
  Depreciation and amortization                            2,109        1,260              10,240        4,918
  Facilities, organizational and product line
    rationalization                                           -         8,500                  -         8,500
  Purchase accounting effect of inventory write-up            -            -                1,500           -
                                                        --------     --------            --------     --------
EBITDA (1)                                              $ (7,805)    $ (1,899)            $72,924      $58,152
                                                        ========     ========            ========     ========


(1) EBITDA represents income (loss) before net interest expense, income tax expense (benefit), depreciation and amortization, and facilities, organizational and product line rationalization and purchase accounting effect of inventory write-up.

                 UNITED INDUSTRIES CORPORATION AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                             (DOLLARS IN THOUSANDS)
                                   (UNAUDITED)



                                                                               DECEMBER 31,
                                                                        ------------------------
                                                                           2002            2001
                                                                        --------        --------
                    ASSETS

  Current assets:
        Cash and cash equivalents                                       $ 10,318       $      -
        Accounts receivable, net                                          23,321          21,585
        Inventories                                                       87,762          49,092
        Prepaid expenses                                                  11,350          6,491
                                                                        --------        --------
             Total current assets                                        132,751          77,168
                                                                        --------        --------
  Equipment and leasehold improvements, net                               34,995          27,930
  Deferred income tax                                                    105,141         112,505
  Goodwill and intangible assets, net                                    100,091          43,116
  Other assets, net                                                       13,025          11,837
                                                                        --------        --------
             Total assets                                               $386,003       $ 272,556
                                                                        ========        ========

     LIABILITIES AND STOCKHOLDERS' DEFICIT

  Current liabilities:
        Current maturities of long-term debt
          and capital lease obligation                                  $  9,665       $   5,711
        Accounts payable                                                  27,063          23,459
        Accrued expenses                                                  43,982          34,006
        Short-term borrowings                                                 -           23,450
                                                                        --------        --------
             Total current liabilities                                    80,710          86,626
                                                                        --------        --------
  Long-term debt, net of current maturities                              391,493         318,386
  Capital lease obligation, net of current maturities                      3,778           4,221
  Other liabilities                                                        5,019           7,740
                                                                        --------        --------
             Total liabilities                                           481,000         416,973
                                                                        --------        --------
  Stockholders' deficit                                                  (94,997)       (144,417)
                                                                        --------        --------
             Total liabilities and stockholders' deficit                $386,003       $ 272,556
                                                                        ========        ========


                 UNITED INDUSTRIES CORPORATION AND SUBSIDIARIES
                 PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                             (DOLLARS IN THOUSANDS)
                                   (UNAUDITED)



                                                   THREE MONTHS ENDED DECEMBER 31,      YEAR ENDED DECEMBER 31,
                                                   -------------------------------    ----------------------------
                                                          2002         2001                2002        2001
                                                        --------     --------            --------     --------
Sales before promotion expense                          $ 51,214     $ 38,857            $598,944     $414,815
Promotion expense                                          2,128        1,691              42,468       26,473
                                                        --------     --------            --------     --------
Net sales                                                 49,086       37,166             556,476      388,342
                                                        --------     --------            --------     --------
Operating costs and expenses:
      Cost of goods sold                                  31,900       23,772             358,659      235,862
      Selling, general and administrative expenses        26,746       20,295             126,207       96,562
      Facilities and organizational rationalization           -         5,550                  -         5,550
                                                        --------     --------            --------     --------
      Total operating costs and expenses                  58,646       49,617             484,866      337,974
                                                        --------     --------            --------     --------
Operating income (loss)                                   (9,560)     (12,451)             71,610       50,368
Interest expense, net                                      8,079        9,058              34,933       40,413
                                                        --------     --------            --------     --------
Income (loss) before income tax expense (benefit)        (17,639)     (21,509)             36,677        9,955
Income tax expense (benefit)                              (5,540)      (6,808)              7,105        3,180
                                                        --------     --------            --------     --------
Net income (loss)                                       $(12,099)    $(14,701)           $ 29,572     $  6,775
                                                        ========     ========            ========     ========


                 UNITED INDUSTRIES CORPORATION AND SUBSIDIARIES
                   PRO FORMA OTHER CONSOLIDATED FINANCIAL DATA
                             (DOLLARS IN THOUSANDS)
                                   (UNAUDITED)



                                                   THREE MONTHS ENDED DECEMBER 31,      YEAR ENDED DECEMBER 31,
                                                   -------------------------------    ----------------------------
                                                          2002         2001                2002        2001
                                                        --------     --------            -------      -------
PRO FORMA EBITDA:

Net income (loss)                                       $(12,099)    $(14,701)           $29,572      $ 6,775

Addback:
  Interest expense, net                                    8,079        9,058             34,933       40,413
  Income tax expense (benefit)                            (5,540)      (6,808)             7,105        3,180
  Depreciation and amortization                            2,237        1,978             11,715        7,994
  Facilities, organizational and product line
    rationalization                                           -         8,500                 -         8,500
                                                        --------     --------            -------      -------
PRO FORMA EBITDA (1)                                    $ (7,323)    $ (1,973)           $83,325      $66,862
                                                        ========     ========            =======      =======


(1) EBITDA represents income (loss) before net interest expense, income tax expense (benefit), depreciation and amortization, and facilities, organizational and product line rationalization.